UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

COLONY BANKCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

115 South Grant Street, Fitzgerald, Georgia 31750

(Address of Principal Executive Offices)

(229) 426-6000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2019, the Company held its 2019 annual meeting of shareholders. As of the record date for the Annual Meeting, there were 8,444,908 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 6,638,031.98 or 78.6% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

1.       The following individuals were nominated in 2019 to serve until the next annual meeting of shareholders in 2020. All nominees were elected. The results were as follows:

	Votes For	Votes Withheld	Broker Non-Vote
Scott Downing	4,885,430.74	321,279.24	1,431,322.00
Freddie Dwozan, Jr.	4,885,430.74	321,279.24	1,431,322.00
T. Health Fountain	4,887,002.74	319,707.24	1,431,322.00
Terry Hester	4,885,196.74	321,513.24	1,431,322.00
Ed Loomis, Jr.	4,887,002.74	319,707.24	1,431,322.00
Mark Massee	4,885,430.74	321,279.24	1,431,322.00
Meagan Mowry	4,880,917.74	325,792.24	1,431,322.00
Matthew Reed	4,887,002.74	319,707.24	1,431,322.00
Jonathan Ross	4,885,430.74	321,279.24	1,431,322.00

2.       Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers:

For	4,916,658.75
Against	275,151.45
Abstain	14,899.78
Broker Non-Vote	1,431,322.00

3.       Proposal to approve a non-binding resolution to approve the frequency of a stockholder vote on executive compensation:

1 Year	5,003,941.93
2 Years	18,268.00
3 Years	160,056.00
Abstain	24,444.05

4.       Proposal to approve an amendment to the Company’s bylaws to increase the mandatory retirement age of directors from 70 to 75:

For	4,942,643.44
Against	226,381.17
Abstain	37,685.37
Broker Non-Vote	1,431,322.00

5.       Proposal to approve an amendment to the Company’s bylaws such that the Bylaws may be amended by the Company’s Board of Directors without requiring shareholder ratification:

For	4,496,223.14
Against	669,529.61
Abstain	40,957.23
Broker Non-Vote	1,431,322.00

6.       Ratification of McNair, McLemore, Middlebrooks and Co. as the independent registered public accounting firm for the Company for the year ending December 31, 2019:

For	6,612,007.91
Against	3,785.72
Abstain	22,238.35

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2019

COLONY BANKCORP, INC.

By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice President and Chief Financial Officer